Financial assets at fair value through profit or loss	12 Months Ended
Dec. 31, 2021
Financial assets at fair value through profit or loss
Financial assets at fair value through profit or loss.

21.Financial assets at fair value through profit or loss

	As of December 31,
	2020	2021
	RMB’000	RMB’000
Non-current
Other investments (Note (i))	19,609	49,780

Current
Wealth management products (Note (ii))	130,002	144,361
Equity security (Note (iii))	10,292	7,082
	140,294	151,443

Note:

(i)	In 2020 the Group invested RMB19 million in a biotechnology company and thereby obtained 30% of its equity interests with certain preferred rights in redemption, liquidation and anti-dilution. As such this is investment in an associate being designated as financial assets at FVPL.

In 2021 the Group further invested RMB29 million in total in other biotechnology companies which are classified as financial assets at FVPL.

Above fair values are measured based on discounted cash flow method.

(ii)	Wealth management products held by the Group with various maturities bear floating interest rates at ranges of 2.30%—2.40% and 1.40%—3.76% per annum as of December 31, 2020 and 2021 respectively. The underlying investments were mostly debt instruments with low to moderate risk levels. The fair values of wealth management products are based on discounted cash flows using their expected returns.
(iii)	This is investment of an equity security listed in Hong Kong held for trading with purchase cost of approximately RMB14 million. Its fair value at end of reporting period is determined by closing price quoted in an active stock market.

Changes in fair values of these financial assets are recorded in other income and gains/(losses) — net in the consolidated statements of loss.